Exhibit 10.2

BLUE MARTINI SOFTWARE, INC.

RESTRICTED STOCK BONUS GRANT NOTICE

2000 EQUITY INCENTIVE PLAN

Blue Martini Software, Inc. (the “Company”), pursuant to its 2000 Equity Incentive Plan (the “Plan”), hereby awards to Participant (“you”) as a bonus the number of shares of the Company’s Common Stock set forth below (“Award”). This Award is subject to all of the terms and conditions set forth in this Notice and in the Restricted Stock Bonus Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions, all of which are attached hereto or available on the Company’s Stock Administration intranet site and are incorporated herein in their entirety.

Participant:	_________________________________________
Date of Grant:	_________________________________________
Vesting Commencement Date:	_________________________________________
Number of Shares Subject to Award:	_________________________________________
Consideration:	Participant’s Services

Vesting Schedule:	[ percent ( %) on ; percent ( %) on each of , , and , starting on the effective date of grant.]

Note:	A vesting date under the Vesting Schedule may be delayed up to 60 days if the vesting date would otherwise fall during a “trading window closed” period under the Company’s Insider Trading Policy, as more fully described in Section 1 of the Restricted Stock Bonus Agreement.

Tax Implications:	You acknowledge that the value of a restricted stock grant as of the vesting date is deemed to be compensation to the employee by the Internal Revenue Service, and consequently, the Company is required to withhold all applicable taxes to be remitted to the applicable tax authorities on your behalf. By accepting this grant by signing below, you agree and acknowledge that you must remit the required withholding taxes to the Company relating to vested shares under this grant within 30 days of the date those shares vest. You further acknowledge that, unless you arrange otherwise, the Company will withhold the applicable amount from your paycheck.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Bonus Grant Notice, the Restricted Stock Bonus Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Bonus Grant Notice, the Restricted Stock Bonus Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:	_________________________________________

BLUE MARTINI SOFTWARE, INC.	PARTICIPANT:

By:
Signature	Signature

Title:	Date:

Date:

ATTACHMENTS:	Restricted Stock Bonus Agreement; 2000 Equity Incentive Plan; Form of Assignment Separate from Certificate; Form of Joint Escrow Instructions

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